MFS(R) INSTITUTIONAL TRUST

                      MFS(R) INSTITUTIONAL CORE EQUITY FUND

                      Supplement to the Current Prospectus

The description of portfolio manager under the "Management of the Fund - Portfolio Manager" section is hereby restated as follows:

John D. Laupheimer, Jr. and Brooks Taylor are the portfolio managers of the fund. Mr. Laupheimer, Director of Equity Research and a Senior Vice President of MFS has been a portfolio manager of the fund since 1998. Mr. Laupheimer has been employed in the investment management area of the Adviser since 1981. Mr. Taylor, a Vice President of the Adviser, became a portfolio manager of the fund on July 2, 2001. Mr. Taylor has been employed in the investment management area of the Adviser since 1996. Prior to joining MFS, Mr. Taylor was an analyst with Lodestar Group, a subsidiary of Societe Generale.


                 The date of this Supplement is August 31, 2001.